SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):              15-May-03

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2
(Exact name of registrant as specified in its charter)


          New York             333-86750             13-3354848
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

             On   15-May-03   a scheduled distribution was made from the Trust
                to holders of the Certificates.  The Trustee has caused to be
		    filed with
                the Commission, the Monthly Report dated       15-May-03
                The Monthly Report is filed pursuant to and in accordance with
                (1) numerous no-action letters (2) current Commission policy in the area.





                A.   Monthly Report Information
                     See Exhibit No.1


                B.   Have and deficiencies occurred?  NO.
                              Date:
                              Amount:

                C.   Item 1: Legal Proceedings:  NONE

                D.   Item 2: Changes in Securities:   NONE

                E.   Item 4: Submission of Matters to a Vote of
                     Certificateholders:  NONE

F. Item 5: Other Information - Form 10-Q, PartII -Items 1,2,4,5
                     if applicable:  NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
                Exhibit No.

   1.)              Monthly Distribution Report Dated  15-May-03


Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:                   15-May-03

DISTRIBUTION SUMMARY

     Class         Orig Bal       Beg Bal           Prin
      A-1        397,000,000    397,000,000      1,900,002
      A-2        213,560,000    213,560,000       365,159
      A-IO       60,000,000     60,000,000           0
    A-IO-INV     730,000,000    730,000,000          0
      M-1        44,140,000     44,140,000           0
      M-2        40,460,000     40,460,000           0
      M-3        11,035,000     11,035,000           0
      M-4        18,400,000     18,400,000           0
      M-5        11,034,900     11,034,900           0
       P             100            100              0
       X              0              0               0
       R              0              0               0
      B-IO       64,000,000     64,000,000           0
     Total       735,630,000    735,630,000      2,265,160


      Rate           Int
    1.68000%       759,593
    1.68000%       408,611
    4.00000%       200,000
    0.04000%       33,256
    2.20000%       110,595
    3.20000%       147,454
    3.55000%       44,615
    5.15000%       107,921
    5.80000%       72,892
      N/A          38,356
    0.00000%          0
    0.00000%          0
    4.78333%       255,111
    1.30000%      2,178,405


     Class           Loss        Total Dist
      A-1            N/A         2,659,595
      A-2            N/A          773,770
      A-IO           N/A          200,000
    A-IO-INV         N/A          33,256
      M-1            0.00         110,595
      M-2            0.00         147,454
      M-3            0.00         44,615
      M-4            0.00         107,921
      M-5            0.00         72,892
       P             0.00         38,356
       X             N/A             0
       R             N/A             0
      B-IO           N/A          255,111
     Total           0.00        4,443,565



   Int Short       End Bal
       0         395,099,998
       0         213,194,841
       0         58,792,000
       0         699,000,000
       0         44,140,000
       0         40,460,000
       0         11,035,000
       0         18,400,000
       0         11,034,900
       0             100
       0             55
       0              0
       0         64,000,000
       0         733,364,840



AMOUNTS PER $1,000 UNIT


     Class          Cusip           Prin
      A-1         04541GDP4       4.78590
      A-2         04541GDQ2       1.70987
      A-IO        04541GDR0       0.00000
    A-IO-INV      04541GDX7       0.00000
      M-1         04541GDS8       0.00000
      M-2         04541GDT6       0.00000
      M-3         04541GDU3       0.00000
      M-4         04541GDV1       0.00000
      M-5         04541GDW9       0.00000
       P          04541GEB4       0.00000
       X          04541GDZ2       0.00000
       R          04541GEA6       0.00000
      B-IO        04541GDY5       0.00000
     Total          0.00          0.00000

      Int           Total
    1.91333        6.69923
    1.91333        3.62320
    3.33333        3.33333
    0.04556        0.04556
    2.50556        2.50556
    3.64444        3.64444
    4.04306        4.04306
    5.86528        5.86528
    6.60556        6.60556
 383559.00000   383559.00000
    0.00000        0.00000
    0.00000        0.00000
    3.98611        3.98611
    0.00000        0.00000

                   Interest
                Carry-forward
     Class          Amount        End Bal
      A-1          0.00000       995.21410
      A-2          0.00000       998.29013
      A-IO         0.00000       979.86667
    A-IO-INV       0.00000       957.53425
      M-1          0.00000      1000.00000
      M-2          0.00000      1000.00000
      M-3          0.00000      1000.00000
      M-4          0.00000      1000.00000
      M-5          0.00000      1000.00000
       P           0.00000        0.00000
       X           0.00000        0.00000
       R           0.00000      1000.00000

                   GROUP 1        GROUP 2           TOTAL
Principal Distributions:
Beginning Bal     478,402,067     257,227,988      735,630,055
     Scheduled Prin   370,209         212,004          582,212
     Prep(Incl curt)1,529,793         153,155        1,682,948
     Net Liq Proc           0               0                0
     Loan Purch.            0               0                0
     Total Prin     1,900,002         365,159        2,265,160
     Net Realize            0               0                0
Ending Balance    476,502,065     256,862,829      733,364,894
Ending Count            3,172           1,408            4,580

Aggregate End Coll Bal                             733,364,894

Ending Overcollateralization Amount                         55

Number of Liquidated Loans                                   0

Interest Distributions:
Sched Int(Net Servfee)2,850,357       1,545,306        4,395,663
Less RAIS                     0               0                0
Less Net PPIS                 0               0                0
Less Nonrecov Adv             0               0                0
                      2,850,357       1,545,306        4,395,663

Servicing Fee                                          306,512

Advances
Curr Agg Adv as of determ. date                      3734807.15
Out. Agg. Adv as of end of prior calendar month               0

Has Fairbanks failed the Termination Test     NO
Delinquency Information
               GROUP 1                         GROUP 2
                Count         Balance     Count            Balance
30-59 days delin  32     4,728,967          16          3703153.15
60-89 days delin   0             0           1            49515.72
90 + days delinq   0             0           0                   0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                    TOTAL
                    Count         Balance
30-59 days delin            48      8432120.04
60-89 days delin             1        49515.72
90 + days delinq             0               0
*Note: The above statistics do not include loans in foreclosure or bankruptcy proceedings or REO properties.

                   GROUP 1
                    Count         Balance     Market Value (REO)
Outstanding Loan    3,172       476,502,065
Foreclosure           0              0
Bankruptcy            2           253,454
REO                   0              0               0

                   GROUP 2
                    Count         Balance     Market Value (REO)
Outstanding Loan        1,408     256,862,829
Foreclosure                  0               0
Bankruptcy                   1       104321.49
REO                          0               0                0

                    TOTAL
                    Count         Balance     Market Value (REO)
Outstanding Loan        4,580     733,364,894
Foreclosure                  0               0
Bankruptcy                   3       357775.95
REO                          0               0                0

Interest Shortfall
                     Tot            Real            Prep
                    Unpaid         Losses            Int
                                                  Shortfall
      A-1           0.00           0.00             0.00
      A-2           0.00           0.00             0.00
      A-IO          0.00           0.00             0.00
    A-IO-INV        0.00           0.00             0.00
      M-1           0.00           0.00             0.00
      M-2           0.00           0.00             0.00
      M-3           0.00           0.00             0.00
      M-4           0.00           0.00             0.00
      M-5           0.00           0.00             0.00
       P            0.00           0.00             0.00
       X            0.00           0.00             0.00
      BIO           0.00           0.00             0.00
                    0.00           0.00             0.00


                                    Net
                    RAISF         WAC Rate
                                 Carryover
      A-1           0.00           0.00
      A-2           0.00           0.00
      A-IO          0.00           0.00
    A-IO-INV        0.00           0.00
      M-1           0.00           0.00
      M-2           0.00           0.00
      M-3           0.00           0.00
      M-4           0.00           0.00
      M-5           0.00           0.00
       P            0.00           0.00
       X            0.00           0.00
      BIO           0.00           0.00
                    0.00           0.00


Num. of Loans for which Prep.Prem. were collected            8
Number of Loans for which Prepayment Premiums                8
Prin. Bal. of Loans for whith Prep. Prem.            1,219,961
Curr. amt of Prep. Prems                                38,356

Real. Losses incurred during the related Due Per             0
Cum. Real. Losses since Startup Day                          0

Weighted Avg Term to Mat. of Mortg. Loans                  350
Weighted Avg. Gross Coup. of Mortg. Loans              7.67045%
Weighted Avg. Net Coupon of Mortg. Loans               7.17045%

Agg. Num. of Mortg. Loans in the pool                    4,580

O/C Target Amt                                      14,344,337

Credit Enhancement %                                 17.054266%

O/C Increase Amount                                          0

O/C Release Amt                                              0

O/C Deficiency Amt                                  14,344,282

Excess O/C Amt                                               0

Pmt from Yield Maint. Agreement                              0

Net Monthly Excess Cash Flow                         2,240,878

Extra Ordinary Trust Fund Expenses                           0

Trigger Event Occurrence                             NO

Step Down Date Occurred                              NO

                SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Asset Backed Securities Corporation, Home Equity Loan Trust, Series 2003-HE2 Asset Backed Pass-Through Certificates, Series 2003-HE2


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee